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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                       Date of Report:  October 26, 1999
                       (Date of earliest event reported)



                           THOMAS & BETTS CORPORATION
              (Exact name of registrant as specified in its charter)


        Tennessee                                         1-4682
(State or Other Jurisdiction                    (Commission File Number)
    of Incorporation)


                                   22-1326940
                      (IRS Employer Identification No.)


   8155 T&B Boulevard
   Memphis, Tennessee                                       38125
   (Address of Principal                                  (ZIP Code)
   Executive Offices)


              Registrant's Telephone Number, Including Area Code:
                                  (901) 252-8000


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ITEM 5.           OTHER EVENTS

         On October 26, 1999, Thomas & Betts Corporation (the "Registrant") announced, by the press release attached as Exhibit 20 to this report, and incorporated herein by reference, its financial results for the fiscal quarter ended October 3, 1999.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

(c)     Exhibits

        20       Press Release of the Registrant dated October 26, 1999.



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                              SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       Thomas & Betts Corporation
                                       (Registrant)



                                       By:   /s/ Jerry Kronenberg
                                           -------------------------
                                                Jerry Kronenberg
                                       Title:   Vice President-General Counsel
                                                and Secretary



Date:  October 26, 1999


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                                     EXHIBIT INDEX


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      EXHIBIT                   DESCRIPTION OF EXHIBITS
      -------                   -----------------------
       20        Press Release of the Registrant dated October 26, 1999.
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